Revenues	6 Months Ended
Jun. 30, 2025
Revenue from Contract with Customer [Abstract]
Revenues
9.	Revenues
The amounts in the accompanying unaudited interim condensed consolidated statements of comprehensive income are analyzed as follows:

	For the six-month periods ended June 30,
	2024	2025
Time charter revenues	7,000,043	22,427,217
Voyage charter revenues	78,975,487	42,939,727
Other income	2,269,632	3,073,501

Total	88,245,162	68,440,445

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the six-month
periods ended June 30, 2024 and 2025 was $13.8 million and $9.4 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2024 and June 30, 2025, receivables from the Company’s voyage charters amounted to $11.8 million and $5.1 million, respectively.
As of December 31, 2024 and June 30, 2025, the Company recognized $652,769 and $166,792, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the unaudited interim condensed consolidated balance sheets.
As of December 31, 2024 and June 30, 2025, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $5.4 million and $1.9 million, respectively. The Company recognized the undelivered performance obligation as of June 30, 2025 as revenues in the third quarter of 2025 and the undelivered performance obligation as of December 31, 2024 as revenues in the first quarter of 2025.